UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934
Filed by the Registrant ☑
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☑	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12
BROOKFIELD HOMES CORPORATION

(Name of Registrant as Specified in Its Charter)
N/A

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):
☑	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11
1)	Title of each class of securities to which transaction applies:

2)	Aggregate number of securities to which transaction applies:

3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
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4)	Date Filed:

BROOKFIELD HOMES CORPORATION
8500 Executive Park Avenue, Suite 300
Fairfax, Virginia 22031
NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIALS FOR THE 2008 ANNUAL MEETING OF STOCKHOLDERS OF BROOKFIELD HOMES CORPORATION TO BE HELD ON MAY 1, 2008*

You can view the Annual Report and
Proxy Statement for Brookfield Homes at:
http://bnymellon.mobular.net/bnymellon/bhs

Fellow Stockholders of Brookfield Homes Corporation:
          The 2008 Annual Meeting of Stockholders of Brookfield Homes Corporation will be held at the Hilton Costa Mesa Hotel, 3050 Bristol Street, Costa Mesa, California on May 1, 2008, at 11:00 a.m. (Pacific Time).
          Proposals to be considered at the Annual Meeting:
(1)	to elect nine directors;

(2)	to ratify the appointment of Deloitte & Touche, LLP as our independent auditors for 2008; and

(3)	to conduct other business properly brought before the meeting.
          The Board of Directors recommends a vote “FOR” Items 1 and 2. The
Board of Directors makes no recommendation with respect to Item 3.
Only stockholders of record at the close of business on March 5, 2008 (the “Record Date”) are entitled to notice of and to vote at the Annual Meeting or any adjournment thereof. To vote in person, the time and location of the Annual Meeting are indicated above.
*Approximate date of mailing to stockholders of this Notice of Internet Availability of the Company’s Proxy Materials (“Notice”): March 20, 2008
CONTROL NUMBER
You may vote your proxy when you view the materials on the Internet. You will be asked to enter this 11-digit control number

The following Proxy Materials are available for you to review online at: http://bnymellon.mobular.net/bnymellon/bhs
•	the Company’s 2008 Proxy Statement;

•	the Proxy Card;

•	the Company’s 2007 Annual Report; and

•	any amendments to the foregoing materials that are required to be furnished to stockholders.
Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to Be Held on May 1, 2008:
•	This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting.

•	The Company’s 2008 Proxy Statement and 2007 Annual Report are available at http://bnymellon.mobular.net/bnymellon/bhs.

•	If you want to receive a paper or e-mail copy of these documents, you must request one. There is no charge to you for requesting a copy. Please make your request for a copy as instructed below on or before April 18, 2008 to facilitate timely delivery.
       To request a paper copy of the Proxy Materials, please call 1-888-313-01 64, or you may request a paper copy by email at shrrelations@bnymellon.com, or by logging onto http://bnymellon.mobular.net/bnymellon/bhs.
ACCESSING YOUR PROXY MATERIALS ONLINE
YOU MUST REFERENCE YOUR 11-DIGIT CONTROL NUMBER WHEN YOU REQUEST A PAPER COPY
OF THE PROXY MATERIALS OR TO VOTE YOUR PROXY ELECTRONICALLY OR BY TELEPHONE.
The Proxy Materials for Brookfield Homes Corporation are available for review at:
http://bnymellon.mobular.net/bnymellon/bhs

Have this notice available when you request a PAPER copy of the Proxy
Materials, when you want to view your proxy materials online
OR WHEN YOU WANT TO VOTE YOUR PROXY
ELECTRONICALLY OR BY TELEPHONE.